Exhibit 10.3

FIRST AMENDMENT AND JOINDER AGREEMENT

THIS FIRST AMENDMENT AND JOINDER AGREEMENT, dated as of September 23, 2015 (this “Agreement”), by and among the institutions set forth on Schedule 1 hereto (each an “Incremental Lender” and collectively the “Incremental Lenders”), the other Lenders party hereto, ANTERO MIDSTREAM PARTNERS LP, a Delaware limited partnership (the “Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), Swingline Lender and L/C Issuer.

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of November 10, 2014, by and among the Borrower, each lender (collectively, the “Lenders” and individually, a “Lender”) and L/C Issuer from time to time party thereto, and Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and L/C Issuer (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used and not otherwise defined herein being used herein as therein defined);

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may increase the existing Commitments (such increased Commitments, the “Incremental Revolving Facility Commitments”) by entering into one or more joinder agreements with the Incremental Lenders;

WHEREAS, pursuant to Section 2.13 of the Credit Agreement, the Administrative Agent and the Borrower may amend the Credit Agreement in order to evidence the existence and terms of the Incremental Revolving Facility Commitments without the consent of other Lenders; and

WHEREAS, the Borrower desires to make certain other amendments to the Credit Agreement as further set forth herein.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.                            Incremental Revolving Facility Commitments.

(a)                                 Each Incremental Lender party hereto hereby agrees to commit to provide its respective Incremental Revolving Facility Commitment as set forth on Schedule 1 annexed hereto, on the terms and subject to the conditions set forth below.

(b)                                 On the Effective Date (as defined below), (i) each of the existing Lenders shall assign to each of the Incremental Lenders, and each of the Incremental Lenders shall purchase from each of the existing Lenders, at the principal amount thereof, such interests in the outstanding Loans and participations in Letters of Credit and Swingline Loans outstanding on the Effective Date that will result in, after giving effect to all such assignments and purchases, such Loans and participations in Letters of Credit and Swingline Loans being held by existing Lenders and the Incremental Lenders ratably in accordance with their Commitments after giving effect to the addition of the Incremental Revolving Facility Commitments hereby; (ii) each Incremental Commitment shall be deemed, for all purposes, a Commitment and each loan made thereunder shall be deemed, for all purposes, a Loan and have the same terms as any existing Loan and (iii) each Incremental Lender shall become a Lender with respect to the Incremental Revolving Facility Commitments and all matters relating thereto.

(c)                                  Each Incremental Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or agent thereunder and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

(d)                                 For purposes of the Credit Agreement, the initial notice address of each Incremental Lender shall be as set forth below its signature below.

(e)                                  For each Incremental Lender that is a Foreign Lender, delivered herewith to Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Incremental Lender may be required to deliver to Administrative Agent pursuant to subsection 3.01(e) of the Credit Agreement.

SECTION 2.                            Amendment of the Credit Agreement.

(a)                                 The cover page of the Credit Agreement is hereby amended by (i) replacing the “and”  immediately after the words “CITIBANK, N.A.” with a comma and (ii) inserting the words “and MUFG UNION BANK, N.A.” immediately after the words “CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK.”

(b)                                 Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)                                     By inserting the following defined terms:

“First Amendment” means that certain First Amendment and Joinder Agreement, dated as of September 23, 2015, among the Borrower, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” means the “Effective Date” as defined in the First Amendment.

“Water Business Acquisition” means the acquisition by the Borrower or any other Loan Party of the Water Business from Antero Corp and its subsidiaries to the extent such acquisition is consummated in compliance with Section 7.03(g)(vi).

(ii)                                  by amending the definition of “Acquisition Period” by inserting the following language at the end thereof: “Notwithstanding the foregoing or anything else herein to the contrary, in no event shall the Borrower be permitted to elect an Acquisition Period in connection with the Water Business Acquisition.”

(iii)                               by amending and restating the following definitions:

“Agreement” means this Credit Agreement, as amended by the First Amendment, as the same may from time to time be further amended, modified, supplemented or restated.

“Co-Documentation Agents” means, collectively, Barclays Bank PLC, Capital One National Association, Citibank, N.A., Credit Agricole Corporate and Investment Bank and MUFG Union Bank, N.A., each in its capacity as a Documentation Agent hereunder.

“Measurement Period” means, at any date of determination, the most recently completed four fiscal quarters of the Borrower or, if fewer than four full consecutive fiscal quarters of the Borrower have been completed since the Closing Date, the fiscal quarters of the Borrower that have been completed since the Closing Date.  For all purposes of this Agreement when determining (a) an amount of any item included in the calculation of a financial ratio or financial covenant for the fiscal quarter ended December 31, 2014, such amount for the Measurement Period then ended shall equal such item for such fiscal quarter multiplied by four; (b) an amount of any item included in the calculation of a financial ratio or financial covenant for the fiscal quarter ended March 31, 2015, such amount for the Measurement Period then ended shall equal such item for the two fiscal quarters then ended multiplied by two; (c) an amount of any item included in the calculation of a financial ratio or financial covenant for the fiscal quarter ended June 30, 2015, such amount for the Measurement Period then ended shall equal such item for the three fiscal quarters then ended multiplied by 4/3; (d) an amount of any item included in the calculation of a financial ratio or financial covenant for the fiscal quarter ended December 31, 2015, such amount for the Measurement Period then ended shall equal such item for such fiscal quarter multiplied by four; (e) an amount of any item included in the calculation of a financial ratio or financial covenant for the fiscal quarter ended March 31, 2016, such amount for the Measurement Period then ended shall equal such item for the two fiscal quarters then ended multiplied by two; and (f) an amount of any item included in the calculation of a financial ratio or financial covenant for the fiscal quarter ended June 30, 2016, such amount for the Measurement Period then ended shall equal such item for the three fiscal quarters then ended multiplied by 4/3.

(iv)                              by deleting the definition of “Available Cash” in its entirety.

(c)                                  Schedule 2.01 is hereby replaced in its entirety with Schedule 2 to this Agreement.

(d)                                 Section 2.13(a) is hereby amended and restated in its entirety as follows:

(a)                                 Request for Increase.  Provided that immediately prior to and after giving effect thereto there exists no Event of Default, upon notice to the Administrative

Agent (which shall promptly notify the Lenders), the Borrower may from time to time after the First Amendment Effective Date, request an increase in the aggregate amount of the Lenders’ Commitments by an amount (for all such requests) not exceeding $500,000,000; provided that (i) any such request for an increase shall be in a minimum amount of $100,000,000 or, if less, the amount remaining available for all such increases and (ii) no increase shall be made pursuant to this Section 2.13 (and any request therefor shall be null and void) unless and until the aggregate outstanding principal amount of unsecured notes issued by the Borrower and/or Finance Co on or after the First Amendment Effective Date equals or exceeds an amount equal to $472,500,000.  At the time of sending such notice, the Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Lenders).

(e)                                  Clause (e)(ii) of Section 2.13 is hereby amended and restated in its entirety as follows:

(ii) a certificate of each Loan Party dated as of the Revolving Credit Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (A) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, (B) certifying that on or before the Revolving Credit Increase Effective Date, the aggregate outstanding principal amount of unsecured notes issued by the Borrower and/or Finance Co on or after the First Amendment Effective Date equals or exceeds an amount equal to $472,500,000, (C) in the case of the Borrower, certifying, as of such date, giving effect to amounts drawn or to be drawn under the Aggregate Commitments (as increased pursuant to this Section 2.13) as of such date, pro forma compliance with the financial covenants contained in Section 7.11 as of the last day of the most recent fiscal quarter of the Borrower for which financial statements have been delivered pursuant to Section 6.01(a) or (b), and (C) in the case of the Borrower, certifying that, before and after giving effect to such increase, (1) the representations and warranties contained in ARTICLE V and the other Loan Documents are true and correct in all material respects (except with respect to representations and warranties which are expressly qualified by materiality, which shall be true and correct in all respects) on and as of the Revolving Credit Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except with respect to representations and warranties which are expressly qualified by materiality, which shall be true and correct in all respects) as of such earlier date, and except that for purposes of this Section 2.13, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01, and (2) no Event of Default exists.

(f)                                   Section 7.03(g)(vi) is hereby amended by deleting clause (B) thereof and replacing it with the word “[reserved].”

(g)                                  Section 7.06(d) is hereby amended and restated in its entirety as follows:

(d)                                 so long as no Event of Default exists or would be caused thereby, and only to the extent permitted by its Organization Documents, the Borrower may make distributions to the holders of its Equity Interests in accordance with the cash distribution policy adopted by the board of directors of the General Partner on or substantially simultaneously with the Closing Date in accordance with the Partnership Agreement, as such policy is more specifically described in the Registration Statement; and

(h)                                 Section 7.11(b) is hereby amended and restated in its entirety as follows:

(b)                                 Consolidated Total Leverage Ratio.  (i) At any time prior to the Notes Offering Election, permit the Consolidated Total Leverage Ratio as at the end of each fiscal quarter set forth below to be greater than the maximum ratio set forth in the table below opposite such date:

Date	Maximum Consolidated Total Leverage Ratio
The fiscal quarter in which the First Amendment Effective Date occurs	5.75 to 1.00
The first full fiscal quarter ending after the First Amendment Effective Date	5.50 to 1.00
The second full fiscal quarter ending after the First Amendment Effective Date	5.25 to 1.00
The third full fiscal quarter ending after the First Amendment Effective Date and each fiscal quarter thereafter	5.00 to 1.00

and (ii) at any time after the Notes Offering Election, permit the Consolidated Total Leverage Ratio as at the end of any Measurement Period to be greater than 5.25 to 1.00.  Notwithstanding the foregoing, in addition (and without prejudice) to clause (i) and (ii) above, on any date of determination during any Acquisition Period, to the extent the otherwise applicable level would be 5.25 to 1.00 or less, the maximum permitted Consolidated Total Leverage Ratio shall be increased to 5.50 to 1.00.

(i)                                     Section 7.12 is hereby amended and restated in its entirety as follows:

7.12                        Amendments of Organization Documents.  Amend any of its Organization Documents in a manner that, taken as a whole, is materially adverse to the Lenders.

(j)                                    Exhibit C is hereby amended and restated in its entirety as attached hereto.

SECTION 3.                            Confirmation of Loan Documents.  The Borrower hereby confirms and ratifies all of its obligations under the Loan Documents to which it is a party, including its obligations and the Liens granted by it under the Collateral Documents to which it is a party and confirms that all references in such Collateral Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended and supplemented hereby without impairing any such obligations or Liens in any respect.

SECTION 4.                            Conditions to Effectiveness.  The effectiveness of this Agreement and the obligations of the Incremental Lenders to make Loans under the Incremental Revolving Facility Commitments hereunder are subject to the satisfaction or waiver of each of the following conditions (the date on which such conditions are satisfied or waived, the “Effective Date”):

(a)                                 Prior to or substantially simultaneously with the Effective Date, the acquisition of the Water Business shall have been consummated in accordance with applicable law and the Administrative Agent shall have received from the Borrower, a certificate, dated as of the Effective Date, certifying that such acquisition was consummated in accordance with Section 7.03(g)(vi) of the Credit Agreement (as amended hereby) together with such additional evidence of compliance as shall be reasonably requested by the Administrative Agent  (including delivery of duly executed payoff letters and UCC-3 termination statements, if applicable).

(b)                                 To the extent the acquisition of the Water Business is structured as an acquisition of the assets associated with the Water Business, the applicable Loan Party shall, substantially simultaneously with the consummation of the acquisition of the Water Business, (i) deliver an updated Perfection Certificate to the Administrative Agent and the Lenders, in substance reasonably satisfactory to the Administrative Agent, (ii) execute and deliver any and all instruments and documents necessary to grant Liens in such assets to the Administrative Agent for the benefit of the Secured Parties to the extent necessary to satisfy the Mortgage Requirement and take such other actions as the Administrative Agent may reasonably deem necessary or desirable in order to perfect, protect and preserve such Liens required under the Credit Agreement, and (iii) deliver to the Administrative Agent Real Property title reports, engineering and environmental assessment reports and opinions of counsel to the Loan Parties, each in scope, form and substance reasonably satisfactory to Administrative Agent.

(c)                                  To the extent the acquisition of the Water Business is structured as an acquisition of equity, (i) the Borrower shall deliver an updated Perfection Certificate to the Administrative Agent and the Lenders, in substance reasonably satisfactory to the Administrative Agent, (ii) the Administrative Agent shall have received, with respect to each such acquired Subsidiary, each of the deliverables described in Section 4(l) below, (iii) the Borrower shall take such actions, or cause the applicable Loan Party to take such actions as may be necessary to ensure a valid first priority perfected Lien over 100% of the Equity Interests of each such acquired Subsidiary (unless such Equity Interests are Excluded Assets) held by the Borrower or the applicable Loan Party, (iv) each such acquired Subsidiary shall duly execute and deliver to the Administrative Agent a Joinder Agreement and other Collateral Documents, as reasonably specified by and in form and substance reasonably satisfactory to the Administrative Agent guaranteeing the Borrower’s obligations under the Loan Documents and securing payment of all the Obligations of such Subsidiary under the Loan Documents, (v) each such acquired Subsidiary shall execute and deliver any and all instruments and documents necessary to grant Liens in any Real Property assets to the Administrative Agent for the benefit of the Secured Parties to the extent necessary to satisfy the Mortgage Requirement and take such other actions as the Administrative Agent may reasonably deem necessary or desirable in order to perfect, protect and preserve such Liens required under the Credit Agreement, (vi) each such acquired Subsidiary shall deliver to the Administrative Agent Real Property title reports, engineering and environmental assessment reports and opinions of counsel to the Loan Parties, each in scope, form and substance reasonably satisfactory to Administrative Agent, (vii) the Borrower shall deliver to the Administrative Agent a signed copy of a favorable opinion of counsel for the Loan Parties acceptable to the Administrative Agent relating to such Joinder Agreement and Collateral Documents as the Administrative Agent may reasonably request and (viii) each such acquired Subsidiary shall deliver evidence that all insurance required to be maintained by it pursuant to the Loan Documents has been obtained and is in effect, together with the certificates of insurance, naming the Administrative Agent, on behalf of the Lenders, as an additional insured or lender’s loss payee, as the case may be, under all insurance policies maintained with respect to the assets and properties of such acquired Subsidiary that constitute Collateral.

(d)                                 The Administrative Agent shall have received (i) a counterpart of this Agreement, executed and delivered by the Borrower, the Required Lenders and each Incremental Lender party hereto and (ii) a reaffirmation agreement in form and substance satisfactory to the Administrative Agent, executed and delivered by each of the Loan Parties with respect to its obligations and the Liens granted by it under the Collateral Documents.

(e)                                  The Administrative Agent shall have received, on behalf of itself, the Lenders and each L/C Issuer on the Effective Date, the favorable written opinion of Vinson & Elkins LLP, counsel to the Loan Parties, in form and substance satisfactory to the Administrative Agent, dated as of the Effective Date.

(f)                                   The Administrative Agent shall have received a certificate, executed on behalf of the Borrower by a Responsible Officer of the Borrower, which certificate shall certify as to the Solvency of the Borrower and its Subsidiaries, on a consolidated basis, after giving effect to the incurrence of the Incremental Revolving Facility Commitments.

(g)                                  The Administrative Agent shall have received from the Borrower, a certificate, dated as of the Effective Date, fulfilling the requirements of Section 2.13(e) of the Credit Agreement, with appropriate insertions and attachments.

(h)                                 All fees, including for the avoidance of doubt any upfront fees payable for the account of the Lenders, due and payable under each of (i) the Commitment Letter, dated as of July 3, 2015, by and between the Borrower and Wells Fargo Securities, LLC and (ii) the Fee Letter, dated as of July 3, 2015, by and between the Borrower and Wells Fargo Securities, LLC shall have been paid.

(i)                                     The Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the Effective Date.

(j)                                    The Administrative Agent shall have received, at least five (5) Business Days prior to the Effective Date, and be reasonably satisfied in form and substance with, all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including but not restricted to the USA Patriot Act.

(k)                                 The Administrative Agent shall have received and reviewed lien searches reasonably requested by the Administrative Agent.

(l)                                     The Administrative Agent shall have received with respect to the Borrower and each other Loan Party (i) certificates of good standing as of a recent date issued by the appropriate Governmental Authority of the state or jurisdiction of its incorporation or organization, where applicable; (ii) a certificate of the Secretary or Assistant Secretary of each Loan Party dated the Effective Date and certifying (A) that there have been no changes to the Organization Documents of such Loan Party from those most recently delivered to the Administrative Agent in connection with the Credit Agreement and that such documents remain in full force and effect, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or other governing body of such Loan Party (and, if applicable, any parent company of such Loan Party) authorizing the execution, delivery and performance of this Agreement and any related Loan Documents and the borrowings hereunder and thereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and

(C) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; and (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above.

(m)                             The Administrative Agent shall have received flood certification(s) from a firm reasonably acceptable to the Administrative Agent covering any buildings (defined as structures with two or more rigid outside walls and a fully secured roof that is affixed to a permanent site) constituting Collateral showing whether or not such buildings are located in a special flood hazard area subject by federal regulation to mandatory flood insurance requirements.

(n)                                 The Administrative Agent shall have received, to the extent necessary in connection with the Incremental Revolving Commitments, fully executed and notarized mortgage modifications, in proper form for recording in all appropriate places in all applicable jurisdictions.

(o)                                 The Administrative Agent shall have received evidence reasonably acceptable to the Administrative Agent of payment (or arrangements reasonably satisfactory to the Administrative Agent for the payment) of all title and lien searches and examination charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the mortgages and mortgage modifications to be delivered pursuant to clauses (b), (c) and/or (n) above.

(p)                                 The Administrative Agent shall have received a Note executed by the Borrower in favor of each Lender requesting a Note.

(q)                                 The Borrower shall have delivered all notices required by and in compliance with Section 2.13 of the Credit Agreement.

Notwithstanding the foregoing or anything else herein to the contrary, in the event the conditions set forth in this Section 4 are not satisfied (or waived in accordance with the Credit Agreement) on or prior to December 31, 2015, then this Agreement shall be automatically rescinded and of no further force and effect.

SECTION 5.                            Representations and Warranties of the Borrower.  The Borrower hereby represents and warrants, as of the Effective Date, as follows:

(a)                                 Each of the representations and warranties contained in Article V of the Credit Agreement and in each of the other Loan Documents is true and correct in all material respects (except with respect to representations and warranties which are expressly qualified by materiality, which shall be true and correct in all respects) on and as of the Effective Date as if made on and as of such date except to the extent that such representations and warranties expressly specifically refer to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date).

(b)                                 No Default or Event of Default exists, both before and after giving effect to the incurrence of the Incremental Revolving Facility Commitments.

SECTION 6.                            Effects on Loan Documents.

(a)                                 Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b)                                 The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents.

(c)                                  The Borrower and the other parties hereto acknowledge and agree that this Agreement shall constitute a Loan Document.

SECTION 7.                            Amendments; Execution in Counterparts.

(a)                                 This Agreement shall not constitute an amendment of any other provision of the Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders or the Administrative Agent.  Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

(b)                                 This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent, the Incremental Lenders and the other Lenders party hereto.  This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile or other electronic submission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 8.                            GOVERNING LAW; WAIVER OF JURY TRIAL.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS.  EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION AND IN SECTION 10.14 OF THE CREDIT AGREEMENT.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of September 23, 2015.

ANTERO MIDSTREAM PARTNERS LP

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Chief Administrative Officer, Regional Vice President and Treasurer

[Signature Page to First Amendment and Joinder Agreement (Antero)]

Consented to by:

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Administrative Agent, Swingline Lender
and L/C Issuer

By:	/s/ Suzanne Ridenhour
Name:	Suzanne Ridenhour
Title:	Director

[Signature Page to First Amendment and Joinder Agreement (Antero)]

Consented to by:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
as a Lender

By:	/s/ David Morris
Name:	David Morris
Title:	Authorized Officer

[Signature Page to First Amendment and Joinder Agreement (Antero)]

Consented to by:

BARCLAYS BANK PLC
as a Lender

By:	/s/ Vanessa Kutbatskiy
Name:	Vanessa Kutbatskiy
Title:	Vice President

[Signature Page to First Amendment and Joinder Agreement (Antero)]

Consented to by:

CAPITAL ONE, NATIONAL ASSOCIATION
as a Lender

By:	/s/ Victor Ponce de León
Name:	Victor Ponce de León
Title:	Senior Vice President

[Signature Page to First Amendment and Joinder Agreement (Antero)]

Consented to by:

CITIBANK, N.A.
as a Lender

By:	/s/ Phil Ballard
Name:	Phil Ballard
Title:	Vice President

[Signature Page to First Amendment and Joinder Agreement (Antero)]

Consented to by:

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK
as a Lender

By:	/s/ David Gurghigian
Name:	David Gurghigian
Title:	Managing Director

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

[Signature Page to First Amendment and Joinder Agreement (Antero)]

Consented to by:

THE BANK OF NOVA SCOTIA
as a Lender

By:	/s/ Mark Sparrow
Name:	Mark Sparrow
Title:	Director

[Signature Page to First Amendment and Joinder Agreement (Antero)]

Consented to by:

ABN AMRO CAPITAL USA LLC
as a Lender

By:	/s/ David Montgomery
Name:	David Montgomery
Title:	Executive Director

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

[Signature Page to First Amendment and Joinder Agreement (Antero)]

Consented to by:

MUFG UNION BANK, N.A.
as a Lender

By:	/s/ Lara Francis
Name:	Lara Francis
Title:	Vice President

[Signature Page to First Amendment and Joinder Agreement (Antero)]

Consented to by:

BMO HARRIS BANK N.A.
as a Lender

By:	/s/ Melissa Guzmann
Name:	Melissa Guzmann
Title:	Vice President

[Signature Page to First Amendment and Joinder Agreement (Antero)]

Consented to by:

U.S. BANK NATIONAL ASSOCIATION
as a Lender

By:	/s/ Todd S. Anderson
Name:	Todd S. Anderson
Title:	Vice President

[Signature Page to First Amendment and Joinder Agreement (Antero)]

Consented to by:

SUMITOMO MITSUI BANKING CORPORATION
as a Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

[Signature Page to First Amendment and Joinder Agreement (Antero)]

Consented to by:

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH
as a Lender

By:	/s/ Daria Mahoney
Name:	Daria Mahoney
Title:	Authorized Signatory

By:	/s/ William Reid
Name:	William Reid
Title:	Authorized Signatory

[Signature Page to First Amendment and Joinder Agreement (Antero)]

Consented to by:

PNC BANK, NATIONAL ASSOCIATION
as a Lender

By:	/s/ Jonathan Luchansky
Name:	Jonathan Luchansky
Title:	Vice President

[Signature Page to First Amendment and Joinder Agreement (Antero)]

Consented to by:

BRANCH BANKING AND TRUST COMPANY
as a Lender

By:	/s/ James Giordano
Name:	James Giordano
Title:	Vice President

[Signature Page to First Amendment and Joinder Agreement (Antero)]

Consented to by:

BNP PARIBAS
as an Incremental Lender

By:	/s/ Ann Rhoads
Name:	Ann Rhoads
Title:	Managing Director

By:	/s/ Sriram Chandrasekaran
Name:	Sriram Chandrasekaran
Title:	Director

[Signature Page to First Amendment and Joinder Agreement (Antero)]

Consented to by:

DNB CAPITAL LLC
as a Lender

By:	/s/ James Grubb
Name:	James Grubb
Title:	Vice President

By:	/s/ Asulv Tveit
Name:	Asulv Tveit
Title:	First Vice President

[Signature Page to First Amendment and Joinder Agreement (Antero)]

Consented to by:

BANK OF AMERICA, N.A.
as a Lender

By:	/s/ Adant H. Fey
Name:	Adant H. Fey
Title:	Director

[Signature Page to First Amendment and Joinder Agreement (Antero)]

SCHEDULE 1

TO FIRST AMENDMENT AND
JOINDER AGREEMENT

INCREMENTAL REVOLVING FACILITY COMMITMENTS

Name of Incremental Lender	Incremental Revolving Facility Commitments
Wells Fargo Bank, National Association	$10,000,000.00
JP Morgan Chase & Co.	$10,000,000.00
Barclays Bank PLC	$10,000,000.00
Capital One Bank	$10,000,000.00
Citibank, NA	$10,000,000.00
Credit Agricole Corporate and Investment Bank	$10,000,000.00
The Bank of Nova Scotia	$45,000,000.00
ABN AMRO Capital USA LLC	$45,000,000.00
MUFG Union Bank, N.A.	$59,000,000.00
BMO Harris Bank N.A.	$12,200,000.00
Credit Suisse AG, Cayman Islands Branch	$12,200,000.00
U.S. Bank National Association	$12,200,000.00
Sumitomo Mitsui Banking Corporation	$12,200,000.00
Toronto Dominion (New York) LLC	$26,200,000.00
Canadian Imperial Bank of Commerce, New York Branch	$18,000,000.00
PNC Bank, National Association	$18,000,000.00
Branch Banking and Trust Company	$18,000,000.00
BNP Paribas	$54,000,000.00
DNB Capital LLC	$54,000,000.00
Bank of America, N.A.	$54,000,000.00
Total:	$500,000,000.00

SCHEDULE 2

TO FIRST AMENDMENT AND
JOINDER AGREEMENT

Name of Lender	Revolving Facility Commitments
Wells Fargo Bank, National Association	$100,000,000.00
JP Morgan Chase & Co.	$100,000,000.00
Barclays Bank PLC	$95,000,000.00
Capital One Bank	$95,000,000.00
Citibank, NA	$95,000,000.00
Credit Agricole Corporate and Investment Bank	$95,000,000.00
The Bank of Nova Scotia	$95,000,000.00
ABN AMRO Capital USA LLC	$95,000,000.00
MUFG Union Bank, N.A.	$95,000,000.00
BMO Harris Bank N.A.	$62,200,000.00
Credit Suisse AG, Cayman Islands Branch	$62,200,000.00
U.S. Bank National Association	$62,200,000.00
Sumitomo Mitsui Banking Corporation	$62,200,000.00
Toronto Dominion (New York) LLC	$62,200,000.00
Canadian Imperial Bank of Commerce, New York Branch	$54,000,000.00
PNC Bank, National Association	$54,000,000.00
Branch Banking and Trust Company	$54,000,000.00
BNP Paribas	$54,000,000.00
DNB Capital LLC	$54,000,000.00
Bank of America, N.A.	$54,000,000.00
Total:	$1,500,000,000

EXHIBIT C

FORM OF COMPLIANCE CERTIFICATE

EXHIBIT C

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:

To:                             Wells Fargo Bank, National Association, as Administrative Agent under the Agreement defined below

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of November 10, 2014 (as amended, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Antero Midstream Partners LP (the “Borrower”), the Lenders from time to time party thereto, and Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and L/C Issuer.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the                           of the Borrower, that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following for fiscal year-end financial statements]

1.             Attached hereto as Schedule 1 are the fiscal year-end audited financial statements required by Section 6.01(a) of the Agreement (or in lieu of such audited financial statements of the Borrower and the Restricted Subsidiaries, a detailed reconciliation, reflecting such financial information for the Borrower and the Restricted Subsidiaries, on the one hand, and the Borrower and the Subsidiaries, on the other hand, reflecting adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such financial statements) for the fiscal year of the Borrower and its Subsidiaries and, if different, the Borrower and its Restricted Subsidiaries, in each case, ended as of the date set forth above as the Financial Statement Date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following for fiscal quarter-end financial statements]

1.             Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.01(b) of the Agreement (or in lieu of such unaudited financial statements of the Borrower and the Restricted Subsidiaries, a detailed reconciliation, reflecting such financial information for the Borrower and the Restricted Subsidiaries, on the one hand, and the Borrower and the Subsidiaries, on the other hand, reflecting adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such consolidated financial statements) for the fiscal quarter of the Borrower and its Subsidiaries and, if different, the Borrower and its Restricted Subsidiaries, in each case, ended as of the date set forth above as the Financial Statement Date.  Such financial statements fairly present the financial condition, results of operations, stockholders’ equity and cash flows of the Borrower and its Restricted Subsidiaries or

Borrower and its Subsidiaries, as applicable, in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2.             The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements.

3.             A review of the activities of the Borrower and its Subsidiaries during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower and its Subsidiaries performed and observed all their Obligations under the Loan Documents [add, if applicable: except as hereinafter listed], and to the best knowledge of the undersigned as of the date hereof no Default or Event of Default under the Agreement has occurred and is continuing as of the date hereof [add, if applicable: except the following list of each Default or Event of Default under the Agreement, and its nature and status, that has occurred and is continuing as of the date of this Certificate], and, as of the date hereof, the Mortgage Requirement has been satisfied.

4.             The financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date set forth above as the Financial Statement Date.

5.             Attached hereto as Schedule 3 is a discussion of budgeted versus actual results with respect to the financial statements for the fiscal [year-end][quarter] of the Borrower ended as of the date set forth as the Financial Statement Date.

6.             Attached hereto as Schedule 4 are reports of the throughput with respect to each of the Pipeline Systems as of the date of this Certificate.

7.             Attached hereto as Schedule 5 is an updated Perfection Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of           , 20  .

ANTERO MIDSTREAM PARTNERS LP

By:

Name:

Title:

SCHEDULE 1

to the Compliance Certificate

in accordance with the Agreement

(See attached)

For the Fiscal Quarter/Year ended           , 20   (“Financial Statement Date”)

SCHEDULE 2

to the Compliance Certificate

in accordance with the Agreement

($ in 000’s)

I.	Section 7.11(a) — Consolidated Interest Coverage Ratio. [Complete for Measurement Periods ending prior to the occurrence of an Investment Grade Rating Event.]

	A.	Consolidated EBITDA for the Measurement Period:

		1.	Consolidated Net Income for the Measurement Period:	$

		2.	Consolidated Interest Charges for the Measurement Period	$

		3.	Income tax expense (including any franchise taxes to the extent based upon net income) for the Measurement Period:	$

		4.	Depreciation and amortization expense for the Measurement Period:	$

		5.	Other non-cash items reducing Consolidated Net Income for the Measurement Period:	$

		6.	Material Project Consolidated EBITDA Adjustments for the Measurement Period:	$

		7.	Income tax credits (including with respect to franchise taxes to the extent based upon net income) for the Measurement Period:	$

		8.	Non-cash items increasing Consolidated Net Income for the Measurement Period:	$

		9.	Consolidated EBITDA (Lines I.A.1 + I.A.2 +I.A.3 + I.A.4 + I.A.5 + I.A.6 - I.A.7 - I.A.8):	$

	B.	Consolidated Interest Charges (Line I.A.2):		$

	C.	Consolidated Interest Coverage Ratio (Line I.A.9 ÷ Line I.B)		to 1.00 2.50 to 1.00
Minimum Required:

II.	Section 7.11(b) — Consolidated Total Leverage Ratio.

	A.	Consolidated Funded Indebtedness as of the Financial Statement Date:		$

	B.	Consolidated EBITDA for the Measurement Period (Line I.A.9):		$

	C.	Consolidated Total Leverage Ratio (Line II.A ÷ Line II.B):		to 1.00

	Maximum Permitted under Section 7.11(b):			[ ] to 1.00(1)

III.	Section 7.11(c) — Consolidated Senior Secured Leverage Ratio. [Complete for Measurement Periods in which a Notes Offering Election is made.]

	A.	Consolidated Senior Secured Indebtedness:

		1.	Consolidated Funded Indebtedness as of the Financial Statement Date (Line II.A.3):	$

		2.	Consolidated Funded Indebtedness that is not secured by a Lien for the Measurement Period:	$

		3.	Consolidated Senior Secured Indebtedness (Line III.A.1 — Line III.A.2):	$

	B.	Consolidated EBITDA (Line I.A.9):		$

	C.	Consolidated Senior Secured Leverage Ratio (Line III.A.3 ÷ Line III.B.):		to 1.00

		Maximum Permitted under Section 7.11(c):		3.75 to 1.00

(1)         At any time prior to the Notes Offering Election, (i) 5.75 to 1.00 for the fiscal quarter in which the First Amendment Effective Date occurs, (ii) 5.50 to 1.00 for the first full fiscal quarter ending after the First Amendment Effective Date, (iii) 5.25 to 1.00 for second full fiscal quarter ending after the First Amendment Effective Date, and (iv) 5.00 to 1.00 for the third full fiscal quarter ending after the First Amendment Effective Date and each fiscal quarter thereafter. At any time after the Notes Offering Election, 5.25 to 1.00 for each Measurement Period.  On any date of determination during an Acquisition Period, to the extent the otherwise applicable level would be 5.25 to 1.00 or less, 5.50 to 1.00.

SCHEDULE 3

to the Compliance Certificate

in accordance with the Agreement

SCHEDULE 4

to the Compliance Certificate

in accordance with the Agreement

SCHEDULE 5

to the Compliance Certificate

in accordance with the Agreement

(See attached)